Subsequent events to the reporting date	12 Months Ended
Dec. 31, 2019
Subsequent events to the reporting date [Abstract]
Subsequent events to the reporting date
29	Subsequent events to the reporting date

On March 11, 2020, the World Health Organization (‘WHO’) declared COVID-19 a pandemic. Governments worldwide, including Mexico, have implemented a series of policies and actions to combat it. At the date of authorization of the consolidated financial statements, the scope of the impact of COVID-19 for world economies, Mexico and the Company is uncertain and cannot be determined yet.

As of June 29, 2020, release date of the consolidated financial statements, the Company’s revenues, mainly in the Ports and Terminals segment, have decreased. To date, the Company has taken different actions to improve its financial structure, such as deferring payments to suppliers and creditors, reducing compensations to personnel and non-essential expenses, among others. As part of these efforts, Grupo TMM has decided to change corporate offices, which will generate significant savings in corporate costs. The Company’s plans are to continue to provide health benefits to employees on temporary leave until the end of the pandemic.

Management will continue to monitor the development of the pandemic and its impact on the Company, including its operations, income and costs, loan agreements and its obligations, credit losses, deterioration conditions in its long-term assets, amount of assets measured at fair value, as well as other estimates included in its consolidated financial statements and its corresponding notes.